UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended [17 CFR § 270.30e-1], are attached hereto.

Annual Report

Quadratic Interest Rate Volatility and Inflation Hedge ETF

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

KFA Dynamic Fixed Income ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

March 31, 2020

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders:

We are pleased to provide you with the Annual Report for KFA Funds exchange-traded funds (“ETFs”) for the fiscal period ended March 31, 2020. Despite recent market volatility, we are encouraged by the long-term prospects for our differentiated, high-conviction investment strategies. Thank you for investing with us.

For the period, the ETFs delivered the following returns*:

Fund	Return*	Underlying Index Return**
Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)	6.95%	N/A
KFA Large Cap Quality Dividend Index ETF (KLCD)	-14.80%	-14.65%
KFA Small Cap Quality Dividend Index ETF(KSCD)	-16.09%	-15.69%
KFA Dynamic Fixed Income ETF (KDFI)	-14.77%	-12.55%

We are optimistic about the prospects for an economic recovery in the United States. While timing remains uncertain, we believe that investing in diversifying stock and bond strategies is an important way to help manage portfolio risk while potentially benefiting from improving market conditions.

Jonathan Krane, CEO

March 31, 2020

*       Returns based on change in net asset value since inception (less than one-year period) as of March 31, 2020. The inception dates for each fund are as follows: IVOL: 5/14/2019, KLCD and KSCD: 6/11/2019, KDFI: 12/4/19.

**     The underlying indexes and their definitions are as follows:

The Underlying Index for the KFA Large Cap Quality Dividend Index ETF is the Russell 1000 Dividend Select Equal Weight Index. The Russell 1000 Dividend Select Equal Weight Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the large cap domestic market. The index is designed to provide a benchmark for investors looking to capture a concentrated portfolio of constituents demonstrating increased dividends and positive momentum.

The Underlying Index for the KFA Small Cap Quality Dividend Index ETF is the Russell 2000 Dividend Select Equal Weight Index. The Russell 2000 Dividend Select Equal Weight Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the small cap domestic market. The index is designed to provide a benchmark for investors looking to capture a concentrated portfolio of constituents demonstrating increased dividends and positive momentum.

The Underlying Index for the KFA Dynamic Fixed Income ETF is the FTSE US High-Yield/Treasury Rotation Index. The FTSE US High-Yield/Treasury Index is designed to provide a benchmark for investors looking to capture risk-managed exposure to High-Yield credit and US Treasuries. The FTSE US High-Yield/Treasury rotation Index rotates between the following three sub-indexes: FTSE US Treasury 1-5 Years Index, FTSE US Treasury 7-10 Years Index, or the FTSE US High-Yield Market BB/B Rated Capped Custom Index. During monthly reviews, the cumulative quarterly return of these three indexes is compared and the index with the highest return across that period receives the full allocation for the coming month. Prior to May 1, 2020, these reviews were done quarterly.

The FTSE US Treasury 1-5 Years Index (Inception date 10/1/85; Inception date for sub-index 1/1/19) is designed to track the performance of US dollar-denominated bonds issued in the US investment-grade bond market.

Management Discussion of Fund Performance (Unaudited) (continued)

The FTSE US Treasury 7-10 Years Index (Inception date 10/1/85; Inception date for sub-index 1/1/19) is designed to track the performance of US dollar-denominated bonds issued in the US investment-grade bond market.

The FTSE US High-Yield Market BB/B Rated Capped Custom Index (Inception date 1/1/19) uses a US Dollar-denominated index which measures the performance of high-yield debt issued by corporations domiciled in the US or Canada. Recognized as a broad measure of the North American high-yield market, the index covers cash-pay, deferred interest securities, and debt issued under Rule 144A in unregistered form.

Management Discussion of Fund Performance (Unaudited) (continued)

Quadratic Interest Rate Volatility and Inflation Hedge ETF

What makes the Quadratic Interest Rate Volatility and Inflation Hedge ETF (“IVOL” or the “Fund”) unique is that it is a fixed income strategy that seeks to hedge relative interest rate movements, whether these movements arise from falling short-term interest rates or rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for enhanced inflation-protected income. In addition, the Fund’s investments are generally expected to adhere to ESG principles.

As nations battle a global pandemic, we are living through unprecedented times. We believe that IVOL provides a potentially important diversifier for investors.

Overall, IVOL has remained largely uncorrelated with major US indexes.

Such characteristics may be very attractive to investors. Historic data does not guarantee future trends, and it is possible that these correlations may change over time.

IVOL may be a potentially attractive addition to a portfolio looking for diversification, given how it has had very low correlations with the major indexes.

We are proud of our efforts to help democratize financial markets by allowing investors to obtain exposure to this fixed income strategy.

Thank you for investing with us.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
Quadratic Interest Rate Volatility and Inflation Hedge ETF	6.95%	6.33	%‡
Bloomberg Barclays US Treasury Inflation-Linked Bond Index**	N/A	6.28	%‡

*       The Fund commenced operations on May 14, 2019.

**     The Bloomberg Barclays US Treasury Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. The US TIPS Index is a subset and the largest component of the Global Inflation-Linked Bond Index. US TIPS are not eligible for other Bloomberg Barclays nominal Treasury or broad-based aggregate bond indices. The US TIPS Index was launched in March 1997.

‡      Unaudited.

^      The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 1.04% and its net expense ratio is 0.99% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to

Management Discussion of Fund Performance (Unaudited) (continued)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (concluded)

change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 and 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Large Cap Quality Dividend Index ETF

The KFA Large Cap Quality Dividend Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correlate generally to the price and yield performance of the Russell 1000 Dividend Select Equal Weight Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking Companies based on momentum are selected and equally weighted to form the final index, capturing the large cap domestic market.

Global equity markets experienced strong performance through the end of 2019. The easing of trade tensions between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on US equity markets. By some measures, US equities saw their steepest declines since the 2008 Global Financial Crisis. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero while taking on the role of lender of last resort. US equity markets have started to rebound but remain below their levels at the end of 2019.

We see two potential catalysts for the US dividend-paying equity market in the year to come:

•   Many dividend-paying equities, especially financials and utilities, are currently at steep discounts to our estimate of their intrinsic value due to the COVID-19 crisis, marking what we believe is a decent entry point for long-term investors. Stocks in these sectors offer greater discounts than those in the technology sector, for example, which largely do not pay dividends.

•   While many companies suspended or reduced dividend payments during the pandemic, companies may restart and or grow their dividends post-recovery and once they feel comfortable doing so to encourage equity investment.

From inception (June 11, 2019) through the Fund’s fiscal period end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -14.80%, while the Underlying Index decreased -14.65%.

At the end of the reporting period, the Fund held 24.1% of the portfolio in the Industrials sector, 15.1% in the Financials sector, and 14.9% in the Consumer Staples sector, which represent the Fund’s top three sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Large Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KFA Large Cap Quality Dividend Index ETF	-14.80%	-14.68	%‡
Russell 1000 Dividend Select Equal Weight Index	N/A	-14.65	%‡
Russell 1000 Index	N/A	-9.98	%‡

*       The Fund commenced operations on June 11, 2019.

‡      Unaudited.

^      The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.41%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 and 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF

The KFA Small Cap Quality Dividend Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correlate generally to the price and yield performance of the Russell 2000 Dividend Select Equal Weight Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of US companies that have successfully increased their dividend payments over a period of ten years. On a quarterly basis the highest-ranking companies based on momentum are selected and equally weighted to form the final index, capturing the small cap domestic market.

Global equity markets experienced strong performance through the end of 2019. The easing of trade tensions between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on US equity markets. By some measures, US equities saw their steepest declines since the 2008 Global Financial Crisis. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero while taking on the role of lender of last resort. US equity markets have started to rebound but remain below their levels at the end of 2019.

We see two potential catalysts for the US dividend-paying equity market in the year to come:

•   Many dividend-paying equities, especially financials and utilities, are currently at steep discounts to our estimate of their intrinsic value due to the COVID-19 crisis, marking what we believe is a decent entry point for long-term investors. Stocks in these sectors offer greater discounts than those in the technology sector, for example, which largely do not pay dividends.

•   While many companies suspended or reduced dividend payments during the pandemic, companies may restart and or grow their dividends post-recovery and once they feel comfortable doing so to encourage equity investment.

From inception (June 11, 2019) through the Fund’s fiscal period end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -16.09%, while the Underlying Index decreased -15.69%.

At the end of the reporting period, the Fund held 22.7% of the portfolio in the Utilities sector, 20.8% in the Industrials sector, and 14.3% in the Financials sector, which represent the Fund’s top three sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KFA Small Cap Quality Dividend Index ETF	-16.09%	-16.81	%‡
Russell 2000 Dividend Select Equal Weight Index	N/A	-15.69	%‡
Russell 2000 Index	N/A	-23.13	%‡

*       The Fund commenced operations on June 11, 2019.

‡      Unaudited.

^      The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.51%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 and 2.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Dynamic Fixed Income ETF

The KFA Dynamic Fixed Income ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the FTSE US High-Yield/Treasury Rotation Index (the “Underlying Index”).

The Underlying Index is designed to provide a benchmark for investors looking to capture risk-managed exposure to High-Yield credit and US Treasuries.

Global bond markets rose throughout 2019. Corporate debt, both investment grade and high yield, was bolstered by a strong economy and equity market throughout 2019, and treasuries delivered strong price returns thanks to a combination of market volatility and falling interest rates. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on the US corporate bond market. Declining energy prices compounded stresses on the high yield market and many investment grade corporate issuers were downgraded to speculative grade amid the panic. Meanwhile, treasury yields fell to near zero and prices rose.

We see two potential catalysts for the US high yield bond market in the year to come:

•   Emerging discounts in the high yield market arising from the COVID-19 crisis and the resulting downgrades in corporate debt. Moody’s logged 619 downgrades worldwide in March-April 2020 or roughly 18% of the corporate rated universe, 555 of which were of speculative grade issuers.

•   Also known as “fallen angels”, certain formerly investment grade issuers are now becoming available in the high yield market. New “fallen angels” represent approximately 3% of the total corporate rated universe, according to Moody’s.

However, the US high yield bond market may continue to see pressure from a decreased risk appetite among bond investors and the potential for a continued decline in energy prices.

From inception (December 6, 2019) through the Fund’s fiscal period end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -14.77%, while the Underlying Index decreased -12.55%.

At the end of the reporting period, the Fund’s unsubsidized 30-day SEC yield was 8.27% and the Fund’s average weighted maturity was 1.67 years. The Fund held 30.2% of the portfolio in the Financials sector, 23.4% in the Industrials sector, and 16.8% in the Consumer Discretionary sector, which represent the Fund’s top three sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (concluded)

KFA Dynamic Fixed Income ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KFA Dynamic Fixed Income ETF	-14.77%	-15.49	%‡
FTSE US High-Yield/Treasury Rotation Index	N/A	-12.55	%‡

*       The Fund commenced operations on December 6, 2019.

‡      Unaudited.

^      The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.46%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 1 and 2.

Schedule of Investments March 31, 2020

Quadratic Interest Rate Volatility and Inflation Hedge ETF

	Shares	Value
EXCHANGE - TRADED FUND — 86.1%
UNITED STATES — 86.1%
Schwab US TIPS ETF‡	1,507,051	$86,670,503
TOTAL EXCHANGE – TRADED FUND (Cost $85,843,229)		86,670,503
PURCHASED OPTIONS(A) — 6.0%
TOTAL PURCHASED OPTIONS (Cost $5,192,750)		6,034,859
TOTAL INVESTMENTS — 92.1% (Cost $91,035,979)		92,705,362
OTHER ASSETS LESS LIABILITIES — 7.9%		7,941,442
NET ASSETS — 100%		$100,646,804

‡      For financial information on the Schwab US TIPS ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(A)   Refer to option table below.

A list of open option contracts held by the Fund at March 31, 2020 was as follows:

Description	Counterparty	Number of Contracts^	Notional Amount†	Exercise Price	Expiration Date	Market Value
PURCHASED OPTIONS — 6.0%
Call Options
CMS 10Y - 2Y	Goldman Sachs	65,000	$1,007,500	0.39%	06/28/21	$1,285,237
CMS 10Y - 2Y	Nomura	46,000	672,750	0.31	08/03/21	1,132,989
CMS 10Y - 2Y	Goldman Sachs	25,000	370,000	0.27	07/27/20	508,122
CMS 10Y - 2Y	Nomura	35,000	495,250	0.32	07/06/20	554,039
CMS 10Y - 2Y	Goldman Sachs	40,000	580,000	0.30	05/13/21	989,325
CMS 10Y - 2Y	Nomura	30,000	521,250	0.33	01/27/22	697,557
CMS 10Y - 2Y	Goldman Sachs	45,000	710,000	0.37	07/17/20	615,426
CMS 10Y - 2Y	Goldman Sachs	60,000	836,000	0.50	06/03/20	252,164
Total Purchased Options			$5,192,750			$6,034,859

†     Represents cost.

^     Value equals 10,000 x Number of Contracts x Price

ETF — Exchange-Traded Fund

TIPS — Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

Quadratic Interest Rate Volatility and Inflation Hedge ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange – Traded Fund	$86,670,503	$—	$—	$86,670,503
Purchased Options	—	6,034,859	—	6,034,859
Total Investments in Securities	$86,670,503	$6,034,859	$—	$92,705,362

For the period ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Large Cap Quality Dividend Index ETF

	Shares	Value
COMMON STOCK — 99.1%‡
UNITED STATES — 99.1%
Communication Services — 2.1%
AT&T Inc.	13,222	$385,421
Verizon Communications Inc.	8,609	462,562
		847,983
Consumer Discretionary — 6.9%
Home Depot Inc.	2,143	400,120
NIKE Inc., Cl B	5,541	458,462
Polaris Inc.	5,720	275,418
Ross Stores Inc.	4,776	415,369
Target Corp.	4,621	429,614
Tiffany	3,690	477,855
TJX Co. Inc.	8,361	399,739
		2,856,577
Consumer Staples — 14.8%
Brown-Forman Corp., Cl B	7,866	436,642
Casey’s General Stores Inc.	2,828	374,682
Clorox Co.	2,825	489,432
Coca-Cola Co.	8,861	392,099
Costco Wholesale Corp.	1,573	448,509
Flowers Foods Inc.	20,861	428,067
Hershey Co.	3,133	415,123
Kellogg Co.	7,749	464,862
Kimberly-Clark Corp.	3,343	427,469
Kroger Co.	15,281	460,264
McCormick	3,250	458,932
PepsiCo Inc.	3,568	428,517
Philip Morris International	5,610	409,306
Procter & Gamble	4,025	442,750
		6,076,654

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 0.9%
Occidental Petroleum	18,228	$211,081
ONEOK	7,998	174,436
		385,517
Financials — 15.0%
Ameriprise Financial	3,867	396,290
Assurant	4,090	425,729
BlackRock, Cl A	1,087	478,248
Brown & Brown	10,842	392,697
Cincinnati Financial	4,985	376,118
Commerce Bancshares	8,447	425,306
Eaton Vance	12,697	409,478
FactSet Research Systems	1,754	457,234
Globe Life	5,653	406,846
Lazard, Cl A(A)	14,447	340,371
Moody’s	2,054	434,421
RenaissanceRe Holdings	2,792	416,901
S&P Global	1,807	442,805
T Rowe Price Group	4,194	409,544
WR Berkley	7,392	385,641
		6,197,629
Health Care — 6.7%
Bristol-Myers Squibb	8,119	452,553
Chemed	1,126	487,783
McKesson	3,460	468,000
STERIS	3,118	436,426
UnitedHealth Group	1,724	429,931
West Pharmaceutical Services	3,266	497,249
		2,771,942
Industrials — 23.9%
Carlisle	3,395	425,326
Cintas	1,798	311,450
CSX	7,173	411,013
Cummins	3,294	445,744
Dover	4,824	404,927
Eaton	5,278	410,048
Emerson Electric	7,879	375,434
Graco	9,647	470,099
Honeywell International	2,984	399,229
Hubbell, Cl B	3,639	417,539
L3Harris Technologies	2,449	441,114
Lockheed Martin	1,281	434,195
Nordson	3,420	461,939
Norfolk Southern	2,804	409,384
Northrop Grumman	1,489	450,497
Parker-Hannifin	2,967	384,909

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Raytheon	2,673	$350,564
Regal Beloit	6,437	405,209
Rollins	12,317	445,136
Roper Technologies	1,398	435,910
Stanley Black & Decker	3,818	381,800
Toro	6,476	421,523
United Technologies	3,871	365,151
Waste Management	4,181	386,993
		9,845,133
Information Technology — 7.3%
Jack Henry & Associates	3,033	470,842
Maxim Integrated Products	8,937	434,428
Microchip Technology	5,630	381,714
Microsoft	3,031	478,019
QUALCOMM	6,319	427,480
Visa, Cl A	2,656	427,935
Western Union	21,906	397,156
		3,017,574
Materials — 5.9%
Air Products & Chemicals	2,132	425,569
Albemarle	5,927	334,105
Ecolab	2,518	392,380
Linde	2,587	447,550
RPM International	7,177	427,032
Sherwin-Williams	905	415,866
		2,442,502
Real Estate — 3.8%
Digital Realty Trust†	3,817	530,219
Equity LifeStyle Properties†	6,512	374,310
Omega Healthcare Investors†	12,461	330,715
Realty Income†	6,388	318,506
		1,553,750
Utilities — 11.8%
Alliant Energy	8,517	411,286
American Electric Power	5,012	400,860
CMS Energy	7,212	423,705
Essential Utilities	10,491	426,984
Evergy	7,010	385,901
Eversource Energy	5,082	397,463
MDU Resources Group	16,575	356,363
NextEra Energy	1,802	433,596
Sempra Energy	3,452	390,041
Southern	7,322	396,413
WEC Energy Group	4,676	412,096
Xcel Energy	6,980	420,894
		4,855,602

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Large Cap Quality Dividend Index ETF (concluded)

Value
COMMON STOCK (continued)
TOTAL COMMON STOCK (Cost $45,519,541)	$40,850,863

TOTAL INVESTMENTS — 99.1% (Cost $45,519,541)	40,850,863
OTHER ASSETS LESS LIABILITIES — 0.9%	374,677
NET ASSETS — 100%	$41,225,540

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

(A)   Security is a Master Limited Partnership.  At March 31, 2020, such securities amounted to $340,371, or 0.8% of Net Assets.

Cl — Class

As of March 31, 2020 all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Small Cap Quality Dividend Index ETF

	Shares	Value
COMMON STOCK — 99.2%‡
UNITED STATES — 99.2%
Consumer Discretionary — 3.2%
Aaron’s Inc.	18,951	$431,704
Group 1 Automotive Inc.	8,080	357,621
		789,325
Consumer Staples — 13.8%
Calavo Growers Inc.	10,779	621,841
Inter Parfums Inc.	11,700	542,295
J&J Snack Foods Corp.	4,089	494,769
Lancaster Colony Corp.	4,386	634,391
Tootsie Roll Industries	600	21,568
Universal Corp.	13,304	588,170
Vector Group Ltd.	56,953	536,497
		3,439,531
Financials — 14.2%
American Equity Investment Life Holding	29,183	548,640
BancFirst Corp.	14,017	467,747
Community Bank System Inc.	10,470	615,636
RLI Corp.	8,047	707,573
Southside Bancshares Inc.	20,515	623,451
Tompkins Financial Corp.	8,192	588,186
		3,551,233
Health Care — 7.6%
Ensign Group Inc.	14,461	543,878
National HealthCare Corp.	8,853	635,026
Utah Medical Products Inc.	7,662	720,611
		1,899,515
Industrials — 20.6%
Brady Corp., Cl A	13,494	608,983
Franklin Electric	12,619	594,733
Gorman-Rupp	19,676	614,088

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Small Cap Quality Dividend Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Healthcare Services Group	24,578	$587,660
Hillenbrand	28,329	541,367
Lindsay	6,718	615,235
Matthews International, Cl A	22,621	547,202
McGrath RentCorp	10,083	528,148
MSA Safety	5,093	515,412
		5,152,828
Information Technology — 2.2%
Badger Meter	10,453	560,281

Materials — 9.4%
Balchem	6,891	680,280
HB Fuller	16,780	468,665
Quaker Chemical	4,179	527,724
Stepan	7,678	679,196
		2,355,865
Real Estate — 5.7%
National Health Investors†	7,740	383,285
Universal Health Realty Income Trust†	5,910	595,787
Urstadt Biddle Properties, Cl A†	31,910	449,931
		1,429,003
Utilities — 22.5%
American States Water	7,507	613,622
Avista	12,531	532,443
Black Hills	8,168	522,997
Chesapeake Utilities	6,868	588,655
Middlesex Water	9,747	585,990
Northwest Natural Holding	9,522	587,984
NorthWestern	8,568	512,623
Portland General Electric	11,297	541,578
SJW Group	9,505	549,104
South Jersey Industries	23,450	586,250
		5,621,246
TOTAL COMMON STOCK (Cost $29,075,744)		24,798,827

TOTAL INVESTMENTS — 99.2% (Cost $29,075,744)		24,798,827
OTHER ASSETS LESS LIABILITIES — 0.8%		194,261
NET ASSETS — 100%		$24,993,088

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

Cl — Class

Ltd. — Limited

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Dynamic Fixed Income ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 33.0%
Consumer Discretionary — 5.6%
Beazer Homes USA 5.875%, 10/15/2027	$300,000	$226,500
Carnival 3.950%, 10/15/2020	500,000	478,743
Dana 5.375%, 11/15/2027	250,000	202,500
Fiat Chrysler Automobiles 4.500%, 04/15/2020	600,000	598,254
GameStop 6.750%, 03/15/2021(A)	300,000	213,000
General Motors 2.542%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	500,000	491,404
Penn National Gaming 5.625%, 01/15/2027(A)	300,000	219,000
TRI Pointe Group 5.875%, 06/15/2024	175,000	162,572
		2,591,973
Consumer Staples — 0.5%
Rite Aid 6.125%, 04/01/2023(A)	254,000	218,440

Energy — 3.8%
Antero Resources 5.375%, 11/01/2021	750,000	545,625
Denbury Resources 9.000%, 05/15/2021(A)	620,000	181,350
EOG Resources 2.450%, 04/01/2020	500,000	500,000
MEG Energy 7.000%, 03/31/2024(A)	600,000	276,750

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Dynamic Fixed Income ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy (continued)
PDC Energy 5.750%, 05/15/2026	$450,000	$252,000
Whiting Petroleum 5.750%, 03/15/2021	450,000	30,240
		1,785,965
Financials — 9.8%
Brookfield Property REIT 5.750%, 05/15/2026(A)	265,000	215,016
Citigroup 6.300%, VAR ICE LIBOR USD 3 Month+3.423%‡	200,000	189,050
Fidelity & Guaranty Life Holdings 5.500%, 05/01/2025(A)	475,000	469,205
Genworth Holdings 7.625%, 09/24/2021	500,000	475,105
Goldman Sachs Group 5.375%, VAR ICE LIBOR USD 3 Month+3.922%‡	600,000	536,250
5.000%, VAR ICE LIBOR USD 3 Month+2.874%‡	700,000	595,875
JPMorgan Chase
5.240%, VAR ICE LIBOR USD 3 Month+3.470%‡	932,000	832,052
4.625%, VAR ICE LIBOR USD 3 Month+2.580%‡	350,000	308,000
Morgan Stanley MTN 5.500%, 07/24/2020	440,000	444,155
Protective Life Global Funding 2.262%, 04/08/2020(A)	500,000	499,820
		4,564,528
Industrials — 7.8%
American Airlines Group 5.000%, 06/01/2022(A)	500,000	401,250
BAT Capital 2.294%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020	500,000	491,796
Bombardier 7.500%, 03/15/2025(A)	100,000	71,450
Briggs & Stratton 6.875%, 12/15/2020	1,000,000	747,600
Fortress Transportation & Infrastructure Investors 6.750%, 03/15/2022(A)	555,000	513,691
Hertz 6.000%, 01/15/2028(A)	700,000	367,500
Navistar International 6.625%, 11/01/2025(A)	350,000	291,375
Teekay Offshore Partners 8.500%, 07/15/2023(A)	820,000	723,651
		3,608,313
Information Technology — 2.4%
Arrow Electronics 6.000%, 04/01/2020	218,000	218,000
EMC 2.650%, 06/01/2020	194,000	192,894

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KFA Dynamic Fixed Income ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Information Technology (continued)
NortonLifeLock 4.200%, 09/15/2020	$300,000	$296,847
Rackspace Hosting 8.625%, 11/15/2024(A)	450,000	403,876
		1,111,617
Real Estate — 1.6%
iStar 4.250%, 08/01/2025	300,000	246,720
Simon Property Group 2.500%, 09/01/2020	500,000	496,398
		743,118
Utilities — 1.5%
TerraForm Power Operating 5.000%, 01/31/2028(A)	200,000	209,560
Toledo Edison 7.250%, 05/01/2020	500,000	496,934
		706,494
TOTAL CORPORATE OBLIGATIONS (Cost $18,364,852)		15,330,448

CONVERTIBLE BOND — 0.2%
Financials — 0.2%
New York Mortgage Trust 6.250%, 01/15/2022	200,000	80,000

TOTAL CONVERTIBLE BOND (Cost $118,589)		80,000

TOTAL INVESTMENTS — 33.2% (Cost $18,483,441)		15,410,448
OTHER ASSETS LESS LIABILITIES — 66.8%		30,968,658
NET ASSETS — 100%		$46,379,106

‡      Perpetual security with no stated maturity date.

(A)   Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total market value of such securities as of March 31, 2020 was $5,274,934 and represented 11.4% of the Net Assets of the Fund.

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

REIT — Real Estate investment Trust

USD — United States Dollar

VAR — Variable Rate

As of March 31, 2020, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2020

	Quadratic Interest Rate Volatility and Inflation Hedge ETF	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Dynamic Fixed Income ETF
Assets:
Investments at Value	$92,705,362	$40,850,863	$24,798,827	$15,410,448
Cash and Cash Equivalents	8,017,552	344,422	160,045	16,902,643
Receivable for Capital Shares Sold	—	—	—	5,269,930
Receivable for Investment Securities Sold	—	—	—	8,922,908
Dividend and Interest Receivable	—	45,456	45,088	496,661
Total Assets	100,722,914	41,240,741	25,003,960	47,002,590
Liabilities:
Payable for Investment Securities Purchased	—	—	—	609,135
Payable for Management Fees	75,481	14,860	10,683	14,209
Payable for Trustees’ Fee	629	341	189	140
Total Liabilities	76,110	15,201	10,872	623,484
Net Assets	$100,646,804	$41,225,540	$24,993,088	$46,379,106
Net Assets Consist of:
Paid-in Capital	$98,977,421	$50,616,648	$30,814,585	$52,799,288
Total Distributable Earnings/(Loss)	1,669,383	(9,391,108)	(5,821,497)	(6,420,182)
Net Assets	$100,646,804	$41,225,540	$24,993,088	$46,379,106
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,875,002	1,950,002	1,200,002	2,200,002
Net Asset Value, Offering and Redemption Price Per Share	$25.97	$21.14	$20.83	$21.08
Cost of Investments	$91,035,979	$45,519,541	$29,075,744	$18,483,441

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the period ended March 31, 2020

	Quadratic Interest Rate Volatility and Inflation Hedge ETF(1)	KFA Large Cap Quality Dividend Index ETF(2)	KFA Small Cap Quality Dividend Index ETF(2)	KFA Dynamic Fixed Income ETF(3)
Investment Income:
Dividend Income	$921,987	$793,411	$424,317	$—
Interest Income	59,616	514	285	339,971
Total Investment Income	981,603	793,925	424,602	339,971
Expenses:
Management Fees†	563,155	142,221	95,058	29,209
Trustees’ Fees	6,661	4,150	2,188	532
Total Expenses	569,816	146,371	97,246	29,741
Management Fee Waiver†	(28,443)	—	—	—
Net Expenses	541,373	146,371	97,246	29,741
Net Investment Income	440,230	647,554	327,356	310,230
Net Realized Gain (Loss) on:
Investments	785,334	(4,803,438)	(1,602,361)	(3,380,489)
Purchased Options	1,119,875	—	—	—
Net Realized Gain (Loss) on Investments and Purchased Options	1,905,209	(4,803,438)	(1,602,361)	(3,380,489)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	827,274	(4,668,678)	(4,276,917)	(3,072,993)
Purchased Options	842,109	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Purchased Options	1,669,383	(4,668,678)	(4,276,917)	(3,072,993)
Net Realized and Unrealized Gain (Loss) on Investments and Purchased Options	3,574,592	(9,472,116)	(5,879,278)	(6,453,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,014,822	$(8,824,562)	$(5,551,922)	$(6,143,252)

†       See Note 3 in Notes to Financial Statements.

(1)    Commenced Operations on May 14, 2019.

(2)    Commenced Operations on June 11, 2019.

(3)    Commenced Operations on December 6, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Quadratic Interest Rate Volatility and Inflation Hedge ETF
Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$440,230
Net Realized Gain on Investments and Purchased Options	1,905,209
Net Change in Unrealized Appreciation (Depreciation) on Investments and Purchased Options	1,669,383
Net Increase in Net Assets Resulting from Operations	4,014,822
Distributions:	(1,560,373)
Return of Capital:	(688,901)
Capital Share Transactions:(2)
Issued	144,704,578
Redeemed	(45,823,322)
Increase in Net Assets from Capital Share Transactions	98,881,256
Total Increase in Net Assets	100,646,804
Net Assets:
Beginning of Period	—
End of Period	$100,646,804
Share Transactions:
Issued	5,675,002
Redeemed	(1,800,000)
Net Increase in Shares Outstanding from Share Transactions	3,875,002

(1)    Commenced operations on May 14, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

KFA Large Cap Quality Dividend Index ETF
Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$647,554
Net Realized Loss on Investments	(4,803,438)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,668,678)
Net Decrease in Net Assets Resulting from Operations	(8,824,562)
Distributions:	(406,126)
Capital Share Transactions:(2)
Issued	55,597,961
Redeemed	(5,141,733)
Increase in Net Assets from Capital Share Transactions	50,456,228
Total Increase in Net Assets	41,225,540
Net Assets:
Beginning of Period	—
End of Period	$41,225,540
Share Transactions:
Issued	2,150,002
Redeemed	(200,000)
Net Increase in Shares Outstanding from Share Transactions	1,950,002

(1)    Commenced operations on June 11, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

KFA Small Cap Quality Dividend Index ETF
Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$327,356
Net Realized Loss on Investments	(1,602,361)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,276,917)
Net Decrease in Net Assets Resulting from Operations	(5,551,922)
Distributions:	(215,973)
Capital Share Transactions:(2)
Issued	32,045,018
Redeemed	(1,284,035)
Increase in Net Assets from Capital Share Transactions	30,760,983
Total Increase in Net Assets	24,993,088
Net Assets:
Beginning of Period	—
End of Period	$24,993,088
Share Transactions:
Issued	1,250,002
Redeemed	(50,000)
Net Increase in Shares Outstanding from Share Transactions	1,200,002

(1)    Commenced operations on June 11, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

KFA Dynamic Fixed Income ETF
Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$310,230
Net Realized Loss on Investments	(3,380,489)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,072,993)
Net Decrease in Net Assets Resulting from Operations	(6,143,252)
Distributions:	(276,930)
Capital Share Transactions:(2)
Issued	52,799,288
Increase in Net Assets from Capital Share Transactions	52,799,288
Total Increase in Net Assets	46,379,106
Net Assets:
Beginning of Period	—
End of Period	$46,379,106
Share Transactions:
Issued	2,200,002
Net Increase in Shares Outstanding from Share Transactions	2,200,002

(1)    Commenced operations on December 6, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

(This page intentionally left blank.)

Financial Highlights

Selected Per Share Data & Ratios

For the Period Ended March 31, 2020

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Quadratic Interest Rate Volatility and Inflation Hedge ETF(1)
2020	25.00	0.17	1.54	1.71	(0.51)	—	(0.23)
KFA Large Cap Quality Dividend Index ETF(2)
2020	25.00	0.38	(4.04)	(3.66)	(0.20)	—	—
KFA Small Cap Quality Dividend Index ETF(2)
2020	25.00	0.35	(4.33)	(3.98)	(0.16)	(0.03)	—
KFA Dynamic Fixed Income ETF(3)
2020	25.00	0.34	(4.01)	(3.67)	(0.25)	—	—

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†       Annualized.

††     Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

‡      The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

(1)    Commenced operations on May 14, 2019.

(2)    Commenced operations on June 11, 2019.

(3)    Commenced operations on December 6, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)

(0.74)	25.97	6.95	100,647	0.97†‡	1.02†‡	0.78†‡	0††

(0.20)	21.14	(14.80)	41,226	0.42†	0.42†	1.85†	72††

(0.19)	20.83	(16.09)	24,993	0.52†	0.52†	1.75†	59††

(0.25)	21.08	(14.77)	46,379	0.46†	0.46†	4.78†	292††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2020, the Trust had seventeen operational series. The financial statements herein and the related notes pertain to the Quadratic Interest Rate Volatility and Inflation Hedge ETF, KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF (each, a “Fund” and collectively, the “Funds”). Each of the Funds is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act of 1940. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, currently holds approximately 44.3% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 or 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

The investment objective of each Fund in the table below is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KFA Large Cap Quality Dividend Index ETF	Russell 1000 Dividend Select Equal Weight Index
KFA Small Cap Quality Dividend Index ETF	Russell 2000 Dividend Select Equal Weight Index
KFA Dynamic Fixed Income ETF	FTSE US High-Yield/Treasury Rotation Index

The investment objective of the Quadratic Interest Rate Volatility and Inflation Hedge ETF is to seek to hedge the risk of increased fixed-income volatility and rising inflation and to profit from rising long-term interest rates or falling short-term interest rates, often referred to as a steepening of the U.S. interest rate curve, while providing inflation-protected income. Quadratic Interest Rate Volatility and Inflation Hedge ETF is actively managed and does not track an index. The Fund’s investment in the Schwab US TIPS ETF represents greater than 75% of the Fund’s total investments. For further financial information, available upon request at no charge, on the Schwab US TIPS ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

In calculating the values of each Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Over the Counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by

Notes to Financial Statements (continued)

a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two. As of and during the period ended March 31, 2020, the Funds did not hold swaps, foreign currency forward contracts or futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by a Fund each day a Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not

Notes to Financial Statements (continued)

occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted)in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Notes to Financial Statements (continued)

As of March 31, 2020, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (“REITs”) — With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

MASTER LIMITED PARTNERSHIPS — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations

Notes to Financial Statements (continued)

and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

OPTIONS — The Quadratic Interest Rate Volatility and Inflation Hedge ETF will utilize purchased options to hedge against inflation risk and generate positive returns during periods when interest rate volatility increases and/or the U.S. interest rate curve steepens (i.e., the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments widens). When the Fund purchases an option, the Fund pays a cost (premium) to purchase the option. The Fund’s investments in options will be traded in the over-the counter (“OTC”) market. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and the counterparties may be required to post “variation margin” as frequently as daily to reflect any gains or losses in such options contracts. If such variation margin is not required to be posted, such instruments would generally be subject to greater credit risk and counterparty risk. OTC instruments also may be subject to greater liquidity risk.

As of March 31, 2020, the Quadratic Interest Rate Volatility and Inflation Hedge ETF had open purchased option positions. Refer to the Fund’s Schedule of Investments for details regarding open options as of March 31, 2020.

For the period ended March 31, 2020, the Average Monthly Cost for Purchased Options was $3,481,898.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Quadratic Interest Rate Volatility and Inflation Hedge ETF as of March 31, 2020:

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Options	Total Over the Counter	Options	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure†
Goldman Sachs	$3,650,274	$3,650,274	$—	$—	$3,650,274	$—	$3,650,274
Nomura	2,384,585	2,384,585	—	—	2,384,585	—	2,384,585
Total over the counter	$6,034,859	$6,034,859	$—	$—

†       Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can be netted only across transactions governed under the same master agreement with the same legal entity.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

Notes to Financial Statements (continued)

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% on domestic securities and 105% on international securities of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3). There were no securities on loan as of March 31, 2020.

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF is a Creation Unit of 50,000 and Quadratic Interest Rate Volatility and Inflation Hedge ETF is a Creation Unit of 25,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

Notes to Financial Statements (continued)

The following table discloses Creation Unit breakdown for the period ended March 31, 2020:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2020	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
Quadratic Interest Rate Volatility and Inflation Hedge ETF	25,000	$—	$649,250	$—	2.00%
KFA Large Cap Quality Dividend Index ETF	50,000	700	1,057,000	700	2.00%
KFA Small Cap Quality Dividend Index ETF	50,000	350	1,041,500	350	2.00%
KFA Dynamic Fixed Income ETF	50,000	500	1,054,000	500	2.00%

* As a percentage of the Creation Unit(s) purchased.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) assist the securities lending agent of the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary

Notes to Financial Statements (continued)

expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), if any included on the Statements of Operations as “Security Lending Fees”.

KraneShares Funds	Management Fee
Quadratic Interest Rate Volatility and Inflation Hedge ETF	0.99%
KFA Large Cap Quality Dividend Index ETF	0.40%
KFA Small Cap Quality Dividend Index ETF	0.50%
KFA Dynamic Fixed Income ETF	0.45%

Pursuant to the terms of an Expense Limitation Agreement, Krane has contractually agreed to reduce its management fee for the Quadratic Interest Rate Volatility and Inflation Hedge ETF by 0.05% of the Fund’s average daily net assets. This Expense Limitation Agreement will continue until August 1, 2020. The Expense Limitation Agreement may only be terminated by the Board.

The Adviser and each Sub-Adviser bear all of their own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except as set forth above and as otherwise indicated in those agreements.

SUB-ADVISORY AGREEMENT — Quadratic Capital Management LLC (“Quadratic”) serves as the Sub-Adviser to the Quadratic Interest Rate Volatility and Inflation Hedge ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services Quadratic provides to Quadratic Interest Rate Volatility and Inflation Hedge ETF, the Adviser pays Quadratic a fee equal to 76% of the sum of: (i) the total gross management fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

SkyRock Investment Management, LLC (“SkyRock”) serves as the sub-adviser to the KFA Dynamic Fixed Income ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services SkyRock provides to KFA Dynamic Fixed Income ETF, the Adviser pays SkyRock a fee equal to 33.33% of the sum of: (i) the total gross management fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

Notes to Financial Statements (continued)

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the period ended March 31, 2020 no fees were charged under the Plan, since no such fees are currently paid by the Funds and the Board of Trustees has not currently approved the commencement of any payments under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

4. INVESTMENT TRANSACTIONS

For the period ended March 31, 2020, the purchases and sales of investments in securities excluding in-kind transactions, options, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$—	$114,628
KFA Large Cap Quality Dividend Index ETF	32,779,786	32,842,497
KFA Small Cap Quality Dividend Index ETF	14,762,778	14,810,307
KFA Dynamic Fixed Income ETF	39,249,326	23,522,706

For the period ended March 31, 2020, the purchases and sales of long-term U.S. government securities were:

KraneShares Funds	Purchases	Sales and Maturities
KFA Dynamic Fixed Income ETF	$—	$17,373,225

For the period ended March 31, 2020, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$125,019,619	$39,847,096	$785,066
KFA Large Cap Quality Dividend Index ETF	55,521,047	5,131,211	161,427
KFA Small Cap Quality Dividend Index ETF	32,011,572	1,283,196	53,537
KFA Dynamic Fixed Income ETF	17,386,253	—	—

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. For example, the income or loss resulting from Quadratic Interest Rate Volatility and Inflation Hedge ETF’s investments in derivatives tied to interest rates is characterized as ordinary income or loss, even though such

Notes to Financial Statements (continued)

derivatives may be characterized as capital assets for purposes of U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency, distribution reclasses, investments in derivatives considered to be ordinary for tax, reclassification of long term capital gain distributions on REITs and perpetual bond adjustments. The permanent difference that is charged or credited to Paid-in-Capital and Distributable Earnings as of March 31, 2020 is redemptions in-kind.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$(785,066)	$785,066
KFA Large Cap Quality Dividend Index ETF	(160,420)	160,420
KFA Small Cap Quality Dividend Index ETF	(53,602)	53,602

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the period ended March 31, 2020 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Quadratic Interest Rate Volatility and Inflation Hedge ETF 2020	$1,560,373	$—	$688,901	$2,249,274
KFA Large Cap Quality Dividend Index ETF 2020	$406,126	$—	$—	$406,126
KFA Small Cap Quality Dividend Index ETF 2020	$215,973	$—	$—	$215,973
KFA Dynamic Fixed Income ETF 2020	$276,930	$—	$—	$276,930

As of March 31, 2020, the components of tax basis distributable earnings (accumulated losses) were as follows:

	Quadratic Interest Rate Volatility and Inflation Hedge ETF	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Dynamic Fixed Income ETF
Undistributed Ordinary Income	$—	$232,258	$142,134	$17,944
Capital Loss Carryforwards	—	(4,958,009)	—	(3,379,490)
Post October Losses	—	—	(1,674,873)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	1,669,383	(4,665,357)	(4,288,758)	(3,105,027)
Other Temporary Differences	—	—	—	46,391
Total Distributable Earnings/(Loss)	$1,669,383	$(9,391,108)	$(5,821,497)	$(6,420,182)

Notes to Financial Statements (continued)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2020 through March 31, 2020 and November 1, 2019 through March 31, 2020, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carry forward as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KFA Large Cap Quality Dividend Index ETF	$4,958,009	$—	$4,958,009
KFA Dynamic Fixed Income ETF	3,379,490	—	3,379,490

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and perpetual bond adjustments. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2020 were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$91,035,979	$2,347,794	$(678,411)	$1,669,383
KFA Large Cap Quality Dividend Index ETF	45,516,220	1,122,906	(5,788,263)	(4,665,357)
KFA Small Cap Quality Dividend Index ETF	29,087,585	530,734	(4,819,492)	(4,288,758)
KFA Dynamic Fixed Income ETF	18,515,475	67,297	(3,172,324)	(3,105,027)

6. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”. The following risks pertain to all Funds, unless otherwise noted.

Cash and Cash Equivalents Risk — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

CONCENTRATION RISK (KFA Large Cap Quality Dividend Index ETF and KFA Small Cap Quality Dividend Index ETF) — Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other

Notes to Financial Statements (continued)

developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Funds’ prospectus. Each Fund may have significant exposure to other industries or sectors over time.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

DIVIDEND RISK (KFA Large Cap Quality Dividend Index ETF and KFA Small Cap Quality Dividend Index ETF) — There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.

ETF Risk.    As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

New Fund Risk.    The Fund is new and does not yet have shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Market Risk.    The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public

Notes to Financial Statements (continued)

health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

EQUITY SECURITIES RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FIXED INCOME SECURITIES RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF and KFA Dynamic Fixed Income ETF) — Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). Event risk refers to the risk that an unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates. Maturity risk refers to the value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Pay-In-Kind and Step-Up Coupon Securities Risk.    A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk.    Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a

Notes to Financial Statements (continued)

maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Prepayment and Extension Risk.    When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Fund’s income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Fund’s sensitivity to interest rates and its potential for price declines.

Subordinated Obligations Risk.    Payments under some bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the bond. Certain bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

HIGH YIELD SECURITIES RISK (KFA Dynamic Fixed Income ETF) — Securities that are rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them is generally less liquid than that for highly rated securities.

HEDGING RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF) — The Fund seeks to mitigate (or hedge) the risk associated with the potential impact of a steepening U.S. interest rate curve (“curve risk”), an increase in inflation and inflation expectations, and an increase in interest rate volatility on the performance of U.S. government bonds. The Fund does not seek to mitigate credit risk, non-curve interest rate risk, or other factors influencing the price of U.S. government bonds, which factors may have a greater impact on the bonds’ returns than the U.S. interest rate curve or inflation. Further, there is no guarantee that the Fund’s investments will eliminate or mitigate curve risk, inflation risk or the potential impact of interest rate volatility on long positions in U.S. government bonds. If interest rates rise in parallel within the U.S. interest rate curve, the Fund will not be hedged. In addition, when the U.S. interest rate curve flattens or inverts, the Fund’s investments in options may lose value or end up worthless. Under such circumstances, the Fund will generally underperform a portfolio comprised solely of U.S. government bonds (without the options owned by the Fund). In a flattening or inverted curve environment, the Fund’s hedging strategy could result in disproportionately larger losses in the Fund’s options as compared to gains or losses in its U.S. government bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s options might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into positions in rate-linked options. Moreover, to the extent that curve risk has been priced into the U.S. government bonds owned by the Fund, the Fund will underperform other investments even during periods of curve steepening.

Notes to Financial Statements (continued)

HIGH PORTFOLIO TURNOVER RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF and KFA Dynamic Fixed Income ETF) — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Investment in Investment Companies Risk — The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by the Adviser, the Sub-Adviser and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying fund’s expenses. The Adviser and the Sub-Adviser are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by the Adviser and the Sub-Adviser and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act.

Large Capitalization Company Risk (KFA Large Cap Quality Dividend Index ETF) — Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

LIQUIDITY RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Funds halt trading, it may have a cascading effect and cause the Funds to halt trading. Volatility in market prices will increase the risk of the Funds being subject to a trading halt.

Management Risk — Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its subadviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

MARKET RISK — The values of the Funds’ holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause increased volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economics and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Funds are susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Funds’ investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Funds to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Notes to Financial Statements (continued)

MOMENTUM RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — Momentum investing entails investing in securities that exhibit persistence in certain performance indicators. These securities may be more volatile than a broad cross-section of securities and momentum may indicate that the performance indicator being measured is peaking. The Fund may experience losses if the price of securities exhibiting momentum stops, turns or otherwise behaves differently than predicted.

Non-Diversified Fund Risk — Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Passive Investment Risk (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

PRIVATELY-ISSUED SECURITIES RISK (KFA Dynamic Fixed Income ETF) — The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

Quality Factor Risk (KFA Large Cap Quality Dividend Index ETF and KFA Small Cap Quality Dividend Index ETF) — The Fund uses appreciating annual dividends as a measurement of quality. This style of investing is subject to the risk that the past performance of these companies does not continue and that the returns on such securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality dividend investing is out of favor and during which the investment performance of a fund using a quality dividend strategy may suffer.

Rate-Linked Derivatives Investment Risk (Quadratic Interest Rate Volatility and Inflation Hedge ETF) — The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, is speculative and can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if the U.S. interest rate curve steepens during

Notes to Financial Statements (continued)

the time period in which the Fund holds the options. However, if the U.S. interest rate curve flattens or inverts, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Sub-Adviser.

An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the increase is not linked to a steepening of the U.S. interest rate curve or the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to interest rate increases linked to U.S. interest rate curve steepening, outright interest rate increases may lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in TIPS.

There can be no assurance that the Fund’s interest-rate linked options will accurately deliver positive returns if inflation experienced in the United States or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund rises. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the steepness of the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund.

The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than curve risk. Moreover, to the extent that curve risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during inflationary periods. There is no guarantee that the Fund will have positive performance even in environments of sharply rising inflation. There is no guarantee that the Fund will be able to successfully mitigate inflation risk or that bond values and interest rates will match changes in inflation rates.

SECURITIES LENDING RISK (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — To the extent a Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Small and Mid-Capitalization Company Risk (KFA Small Cap Quality Dividend Index ETF) — Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Tax Risk — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it

Notes to Financial Statements (continued)

would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Tracking Error Risk (KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF and KFA Dynamic Fixed Income ETF) — The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

TIPS RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF) — U.S. Treasury Inflation-Protected Securities (“TIPS”) are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”). When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. GOVERNMENT OBLIGATIONS RISK (Quadratic Interest Rate Volatility and Inflation Hedge ETF) — Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide fi nancial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Funds may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

7. OTHER

At March 31, 2020, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However,

Notes to Financial Statements (concluded)

the individual shares that make up those Creation Units are traded on the NYSE Arca Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

8. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The adoption of this guidance did not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, other than the above, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising KraneShares Trust (collectively, the Funds), including the schedules of investments, as of March 31, 2020, the related statements of operations and changes in net assets for the periods then ended listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for the periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania
May 29, 2020

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

Funds with commencement of operations during the year ended March 31, 2020:

Quadratic Interest Rate Volatility and Inflation Hedge ETF

Statements of operations and changes in net assets and the financial highlights for the period from May 14, 2019 (commencement of operations) through March 31, 2020

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from June 11, 2019 (commencement of operations) through March 31, 2020

KFA Dynamic Fixed Income ETF

Statements of operations and changes in net assets and the financial highlights for the period from December 6, 2019 (commencement of operations) through March 31, 2020

Trustees and Officers of the Trust (Unaudited)

March 31, 2020

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2020.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	22	None

Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	22	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	22	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2020

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	22	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]

Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present	22	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	22	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2020

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]

Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	22	None

James Hoffmayer [3] (1973) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2017	Controller and Chief Financial Officer of SEI Investments Global Funds Services from 2016 to present. Senior Director, Funds Accounting and Fund Administration of SEI Investments Global Funds Services from September 2016 to present. Senior Director of Fund Administration of SEI Investments Global Funds Services from 2014 to present.	22	None

Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	22	None

1       Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

2       Each Trustee serves until his or her successor is duly elected or appointed and qualified.

3       These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Approval of Investment Advisory Agreement (Unaudited)

Board Consideration of the Approval of the Existing Advisory Agreement and Proposed Sub-Advisory Agreements

At an in-person meeting held on November 15, 2019, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, approved the investment advisory agreement (the “Advisory Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust with respect to the KFA Dynamic Fixed Income ETF (“KDFI”) and the sub-advisory agreement for KDFI between Skyrock Investment Management LLC (“Skyrock”) and Krane (the “Sub-Advisory Agreement”) (the Advisory Agreement and the Sub-Advisory Agreement, collectively, the “Agreements”).

In connection with its consideration of each Agreement, the Board took note of relevant judicial precedent and regulations adopted by the Securities and Exchange Commission (“SEC”) that set forth factors to be considered by a board when evaluating investment advisory agreements. These include: (1) the nature, extent, and quality of the services to be provided to KDFI by Krane and Skyrock; (2) the proposed compensation to be paid under each Agreement; (3) the estimated costs of the services to be provided by Krane and Krane’s profitability expectations with respect to its relationship with KDFI; (4) the extent to which economies of scale could be realized as KDFI grows and whether the Advisory Agreement will enable investors in KDFI to share in any such economies of scale; and (5) other benefits Krane and Skyrock anticipate they may receive from their respective relationship with KDFI.

In advance of the meeting, the Board requested, and Krane and Skyrock provided, certain information relating to Krane, Skyrock, and the terms of the proposed Agreements. At the meeting, the Board discussed the Agreements with members of Krane’s executive, investment and compliance teams, and spoke with the principals of Skyrock. The Independent Trustees also met with their counsel in executive session in advance of the meeting.

In addition to the information provided in advance of and at the meeting, the Board noted that the evaluation process with respect to Krane and Skyrock will be ongoing since, at its regularly scheduled meetings, the Board will receive information regarding, among other matters, the performance of KDFI and investment, compliance and marketing services provided to KDFI by Krane and, as appropriate, Skyrock. The Board also noted that it has historically received additional information from Krane outside of regularly scheduled Board meetings and at executive sessions held by the Independent Trustees, and it anticipates that this will continue.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at its November 15, 2019 meeting, including in executive sessions of the Independent Trustees convened immediately prior to the Board meeting and via telephone conference on November 13, 2019, the Board considered the nature, quality, and extent of the overall services to be provided by Krane and Skyrock under the Agreements, and the responsibilities of Krane under the Advisory Agreement and Skyrock under the Sub-Advisory Agreement.

The Board discussed the resources committed by Krane to manage, structure and develop KDFI. The Board also considered the financial condition of Krane and noted that Krane is part of a larger family of investment management firms with significant resources. The Board considered that Krane has an established securities lending program that could benefit KDFI. The Board also noted that Krane continues to evaluate its existing compliance and operational staff, and that Krane continually seeks to retain qualified and experienced staff in these areas as its business continues to grow.

Approval of Investment Advisory Agreement (Unaudited) (continued)

The Board considered that Krane would be responsible for establishing and monitoring the investment programs for KDFI.

The Board noted that investors in KDFI would gain exposure to high-yield fixed income securities. The Board recognized the time and effort expended by Krane to identify Skyrock as a sub-adviser with appropriate capabilities in the fixed income market and to work with Skyrock on developing KDFI’s investment strategy and policies. The Board discussed the experience of Skyrock’s principal and the oversight that Krane will provide with respect to the portfolio. The Board discussed Skyrock’s compliance program and Krane’s oversight of such program. The Board also took note of the time and effort expended by Krane to evaluate the potential market appeal of KDFI.

Investment Performance

The Board noted that, because KDFI has not yet commenced investment operations, it has no investment performance. The Board noted, however, that once KDFI commences operations, it will receive at each regular quarterly meeting of the Board reports regarding the performance of KDFI relative to its respective peer funds, including tracking error compared to peer funds and an identified benchmark index. The Board also considered its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies and Krane’s significant experience in managing portfolios with various investment objectives.

Compensation

The Board considered that pursuant to the Advisory Agreement, Krane has entered into a unitary advisory fee arrangement for KDFI. Under the unitary fee arrangement, Krane will be responsible for paying most of KDFI’s expenses, including fees payable to Skyrock under the Sub-Advisory Agreement and the expenses of KDFI’s principal service providers.

With respect to KDFI, the Board reviewed and considered the compensation proposed to be received by Krane under the Advisory Agreement in light of the nature, quality, and extent of the services to be provided by Krane. The Board noted that the proposed advisory fee rate for KDFI under Schedule A of the Advisory Agreement was in line with the average advisory fees and median advisory fees paid by peer group funds. The Board considered Krane’s representations regarding the competitive marketplace for KDFI, including Krane’s evaluation of its fee compared to other market participants. The Board also considered the compensation paid to Krane by other advisory clients, including existing operational series of the Trust, as compared to KDFI. The Board took note of information received at this meeting regarding the proposed fees to be paid to Skyrock under the KDFI Sub-Advisory Agreement. It was the sense of the Board that such fees reflected the arm’s-length nature of the relationship between Krane and Skyrock with respect to the negotiation of subadvisory fee rates and that such subadvisory fees were supportive of the nature and quality of services to be provided by Skyrock to KDFI.

The Board recognized that Krane may receive additional compensation resulting from any securities lending-related services it provides to KDFI. The Board took note that it was not possible to estimate such compensation and that such compensation would be monitored to ensure it is appropriate in light of the services provided by Krane.

The Board noted that it will continue to carefully oversee the performance of KDFI and how the proposed advisory fees affect such performance.

Approval of Investment Advisory Agreement (Unaudited) (concluded)

Costs and Profitability

The Board noted that, because KDFI has not yet launched, it is difficult to estimate how profitable it will be to Krane. The Independent Trustees received information from Krane regarding its financial stability and its overall profitability and discussed with Krane’s management how launching KDFI might impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and profitability with respect to the existing operational series of the Trust, and the similarities and differences between those series and KDFI. The Board noted Krane’s commitment to KDFI, including its proposal of a unitary fee structure under which it bears most of KDFI’s expenses.

Other Benefits

The Board considered the extent to which Krane would derive ancillary benefits from KDFI’s operations, including potential benefits to Krane as a result of its ability to use KDFI’s assets to engage in soft dollar transactions. The Board did not observe any other potential benefits to be realized by Krane from its relationship with KDFI.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services to KDFI as it grows larger, including the extent to which this would be reflected in the level of fees to be paid by KDFI to Krane. The Board noted that the proposed advisory fees for KDFI do not include breakpoints, but that it was not possible—before the commencement of investment operations—to accurately evaluate potential economies of scale.

The Board noted that Krane continues to reinvest a portion of its profits in its business, including through the addition of compliance and operations personnel, and that any economies of scale could be shared with KDFI in this manner. Based on these and other considerations, including that KDFI is newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards applicable to its consideration of the Agreements. The Board noted that, once KDFI becomes operational, it would continue to monitor KDFI at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were reasonable in light of the factors considered by the Board.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2019 to March 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Quadratic Interest Rate Volatility and Inflation Hedge ETF
Actual Fund Return	$1,000.00	$1,047.30	0.95%	$4.86
Hypothetical 5% Return	1,000.00	1,020.25	0.95%	4.80

KFA Large Cap Quality Dividend Index ETF
Actual Fund Return	$1,000.00	$809.00	0.41%	$1.85
Hypothetical 5% Return	1,000.00	1,022.95	0.41%	2.07

KFA Small Cap Quality Dividend Index ETF
Actual Fund Return	$1,000.00	$818.50	0.51%	$2.32
Hypothetical 5% Return	1,000.00	1,022.45	0.51%	2.58

KFA Dynamic Fixed Income ETF
Actual Fund Return(2)	$1,000.00	$852.30	0.46%	$1.35
Hypothetical 5% Return	1,000.00	1,022.70	0.46%	2.33

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period from 10/01/19-3/31/20).

(2)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 118/366 (to reflect the period from 12/6/19 - 3/31/20).

Notice to the Shareholders (Unaudited)

For shareholders that do not have a March 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
Quadratic Interest Rate Volatility and Inflation Hedge ETF
30.63%	0.00%	69.37%	100.00%	0.00%	0.00%	30.43%	46.70%	100.00%	0.00%
KFA Large Cap Quality Dividend Index ETF
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.07%	0.00%	0.00%
KFA Small Cap Quality Dividend Index ETF
0.00%	0.00%	100.00%	100.00%	100.00%	99.57%	0.00%	0.06%	100.00%	0.00%
KFA Dynamic Fixed Income ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	2.94%	100.00%	0.00%	0.00%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(4)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)    The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)    The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kfafunds.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, New York, 10017

1-855-857-2638

http://kfafunds.com

For inquires specific to The Quadratic Interest Rate Volatility and
Inflation Hedge ETF

+1-833-IVOL-ETFD

(+1-833-486-5383)

https://www.ivoletf.com

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, New York, 10017

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, New York, 10017

KRS-AR-002-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$312,400	$0	N/A	$232,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$67,658	$0	N/A	$42,660	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $67,658 and $42,660, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b)	Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 8, 2020

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 8, 2020